CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Pamela  Kiernan,  President of The Topiary  Fund for Benefit  Plan  Investors
(BPI) LLC (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:  December 4, 2006          /s/ Pamela Kiernan
     ---------------------       -----------------------------------------------
                                 Pamela Kiernan, President
                                 (principal executive officer)


I, Marie Glassman, Treasurer, Principal Financial Officer and Accounting Officer of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:  December 4, 2006          /s/ Marie Glassman
     ---------------------       -----------------------------------------------
                                 Marie Glassman, Treasurer, Principal
                          `      Financial Officer and Accounting Officer
                                 (principal financial officer)